United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2008

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

1920 E. 17th Street, Suite 200
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

(a)           On May 15, 2008, we entered into credit agreement amendments with the participating lenders in our $155 million senior secured credit facility, which was agented for us by Bank of America, N.A. and put in place on August 8, 2007 in connection with our acquisition of Alta Healthcare System, Inc. (“Alta”). A summary of the terms of the amendments is set forth in Item 2.04(a) of this report and is incorporated herein by reference.

Item 2.04                                                 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

(a)           On May 15, 2008, we and our lenders signed amendments to the credit agreements for our $155 million senior secured credit facility. The amendments include waivers of existing events of default under the credit agreements and revisions of certain financial covenants and other provisions of the credit agreements.

Waivers of Events of Default

The amendments provided for waivers of the following existing events of default:

•                                          Our failure to deliver to the lenders and their administrative agent certain financial statements, reports, information, accountants certificates and compliance certificates by the January 28, 2008 and February 14, 2008 deadlines under the credit agreements.

•                                          Our failure to comply with a financial covenant not to exceed a maximum senior debt/EBITDA ratio of 3.75 to 1.00 (first lien debt) and 4.00 to 1.00 (second lien debt) for the fiscal year ended September 30, 2007 and for each of the quarters ended December 31, 2007 and March 31, 2008. The actual senior debt/EBITDA ratio at each of those dates will be finalized and disclosed when we file our Form 10-K and 10-Q reports for those periods, but our preliminary calculation of the ratio at each of those dates is 4.46 to 1.00, 6.38 to 1.00, and 5.39 to 1.00.

•                                          Our failure to comply with a financial covenant to maintain a minimum fixed charge coverage ratio of at least 1.25 to 1.00 (first lien debt) as of the four quarters ended December 31, 2007 and March 31, 2008, and 1.10 to 1.00 (second lien debt) as of the four quarters ended December 31, 2007. The actual fixed charge coverage ratio for each of those periods will be finalized and disclosed in our Form 10-Q reports for the quarters ended December 31, 2007 and March 31, 2008, but our preliminary calculation of the ratio for each of those periods is 0.97 to 1.00 and 1.13 to 1.00.

•                                          A cross default under the first lien credit agreement with respect to the swap contract hedging interest rate exposure for our term loans.

•                                          Our failure to satisfy certain affirmative covenants regarding delivery of certain required materials to the lenders, including our annual proxy statement, summary of insurance coverage, quarterly reports on capitated contracts, monthly claims lag analysis, actuarial reports and disclosure of debt ratings change or possible change.

•                                          Our failure to maintain the good standing of some of our corporate entities. All such entities had renewed their good standing as of the date of the amendment.

Revisions to No-Call Provisions

The amendments included adjustments to the no-call provisions in the second lien credit agreement, including a reset of the beginning of the no-call period from August 8, 2007 to December 8, 2007.

Revision to Financial Covenant Requiring Maximum Senior Debt/EBITDA Ratio

The covenants setting a maximum consolidated senior debt/EBITDA ratio were revised, as shown in the tables below, to increase the permitted ratios in the first lien and second lien credit agreement amendments. The permitted ratio as of any period end may not be greater than the ratio set forth below opposite such period.

First Lien Credit Agreement

Period	Maximum Senior Debt/EBITDA Leverage Ratio
Twelve-month period ending April 30, 2008	5.10 to 1.00
Twelve-month period ending May 31, 2008	7.15 to 1.00
Twelve-month period ending June 30, 2008	6.55 to 1.00
Twelve-month period ending July 31, 2008	6.20 to 1.00
Twelve-month period ending August 31, 2008	6.00 to 1.00
Twelve-month period ending September 30, 2008	5.30 to 1.00
Twelve-month period ending October 31, 2008	5.25 to 1.00
Twelve-month period ending November 30, 2008	5.20 to 1.00
Twelve-month period ending December 31, 2008	5.15 to 1.00
Twelve-month period ending January 31, 2009	4.95 to 1.00
Twelve-month period ending February 28, 2009	4.85 to 1.00
Twelve-month period ending March 31, 2009	4.70 to 1.00
Twelve-month period ending April 30, 2009	4.50 to 1.00
Twelve-month period ending May 31, 2009	4.10 to 1.00
Twelve-month period ending June 30, 2009	3.90 to 1.00
Four fiscal quarters ending September 30, 2009	3.75 to 1.00
Four fiscal quarters ending December 31, 2009	3.50 to 1.00
Four fiscal quarters ending March 31, 2010	3.40 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	3.30 to 1.00

Second Lien Credit Agreement

Period	Maximum Senior Debt/EBITDA Leverage Ratio
Twelve-month period ending April 30, 2008	5.35 to 1.00
Twelve-month period ending May 31, 2008	7.40 to 1.00
Twelve-month period ending June 30, 2008	6.80 to 1.00
Twelve-month period ending July 31, 2008	6.45 to 1.00
Twelve-month period ending August 31, 2008	6.25 to 1.00
Twelve-month period ending September 30, 2008	5.55 to 1.00
Twelve-month period ending October 31, 2008	5.50 to 1.00
Twelve-month period ending November 30, 2008	5.45 to 1.00
Twelve-month period ending December 31, 2008	5.40 to 1.00
Twelve-month period ending January 31, 2009	5.20 to 1.00
Twelve-month period ending February 28, 2009	5.10 to 1.00
Twelve-month period ending March 31, 2009	4.95 to 1.00
Twelve-month period ending April 30, 2009	4.75 to 1.00
Twelve-month period ending May 31, 2009	4.35 to 1.00
Twelve-month period ending June 30, 2009	4.15 to 1.00
Four fiscal quarters ending September 30, 2009	4.00 to 1.00
Four fiscal quarters ending December 31, 2009	3.75 to 1.00
Four fiscal quarters ending March 31, 2010	3.65 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	3.55 to 1.00

Revision to Financial Covenant Requiring Minimum Fixed Charge Coverage Ratio

The covenants setting a minimum consolidated fixed charge coverage ratio were revised, as shown in the tables below, to reduce the permitted ratios in the first lien and second lien credit agreement amendments. The permitted ratio as of any period end may not be less than the ratio set forth below opposite such period.

First Lien Credit Agreement

Period	Minimum Fixed Charge Coverage Ratio
Twelve-month period ending April 30, 2008	0.925 to 1.00
Twelve-month period ending May 31, 2008	0.625 to 1.00
Twelve-month period ending June 30, 2008	0.600 to 1.00
Twelve-month period ending July 31, 2008	0.625 to 1.00
Twelve-month period ending August 31, 2008	0.675 to 1.00
Twelve-month period ending September 30, 2008	0.750 to 1.00
Twelve-month period ending October 31, 2008	0.750 to 1.00
Twelve-month period ending November 30, 2008	0.775 to 1.00
Twelve-month period ending December 31, 2008	0.475 to 1.00
Twelve-month period ending January 31, 2009	0.500 to 1.00
Twelve-month period ending February 28, 2009	0.525 to 1.00
Twelve-month period ending March 31, 2009	0.550 to 1.00
Twelve-month period ending April 30, 2009	0.625 to 1.00
Twelve-month period ending May 31, 2009	0.750 to 1.00
Twelve-month period ending June 30, 2009	0.775 to 1.00
Four fiscal quarters ending September 30, 2009	0.875 to 1.00
Four fiscal quarters ending December 31, 2009	0.850 to 1.00
Four fiscal quarters ending March 31, 2010	0.850 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	0.900 to 1.00

Second Lien Credit Agreement

Period	Minimum Fixed Charge Coverage Ratio
Twelve-month period ending April 30, 2008	0.900 to 1.00
Twelve-month period ending May 31, 2008	0.600 to 1.00
Twelve-month period ending June 30, 2008	0.575 to 1.00
Twelve-month period ending July 31, 2008	0.600 to 1.00
Twelve-month period ending August 31, 2008	0.650 to 1.00
Twelve-month period ending September 30, 2008	0.725 to 1.00
Twelve-month period ending October 31, 2008	0.725 to 1.00
Twelve-month period ending November 30, 2008	0.750 to 1.00
Twelve-month period ending December 31, 2008	0.450 to 1.00
Twelve-month period ending January 31, 2009	0.475 to 1.00
Twelve-month period ending February 28, 2009	0.500 to 1.00
Twelve-month period ending March 31, 2009	0.525 to 1.00
Twelve-month period ending April 30, 2009	0.575 to 1.00
Twelve-month period ending May 31, 2009	0.700 to 1.00
Twelve-month period ending June 30, 2009	0.725 to 1.00
Four fiscal quarters ending September 30, 2009	0.825 to 1.00
Four fiscal quarters ending December 31, 2009	0.800 to 1.00
Four fiscal quarters ending March 31, 2010	0.800 to 1.00
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	0.850 to 1.00

Addition of Financial Covenant Requiring Minimum Consolidated EBITDA

The amendments eliminated financial covenants relating to membership of our affiliated physician organizations, and replaced them with financial covenants requiring us to maintain a minimum consolidated EBITDA, as shown in the tables below. The minimum consolidated EBITDA as of any period end must not be less than the amount set forth below opposite such period.

First Lien Credit Agreement

Period	Minimum Consolidated EBITDA
Twelve-month period ending April 30, 2008	$27,750,000
Twelve-month period ending May 31, 2008	$21,250,000
Twelve-month period ending June 30, 2008	$22,000,000
Twelve-month period ending July 31, 2008	$23,250,000
Twelve-month period ending August 31, 2008	$24,000,000
Twelve-month period ending September 30, 2008	$27,000,000
Twelve-month period ending October 31, 2008	$27,000,000
Twelve-month period ending November 30, 2008	$27,500,000
Twelve-month period ending December 31, 2008	$17,750,000
Twelve-month period ending January 31, 2009	$18,500,000
Twelve-month period ending February 28, 2009	$19,000,000
Twelve-month period ending March 31, 2009	$19,500,000
Twelve-month period ending April 30, 2009	$20,250,000
Twelve-month period ending May 31, 2009	$22,250,000
Twelve-month period ending June 30, 2009	$23,000,000
Four fiscal quarters ending September 30, 2009	$24,000,000
Four fiscal quarters ending December 31, 2009	$25,000,000
Four fiscal quarters ending March 31, 2010	$25,500,000
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	$26,500,000

Second Lien Credit Agreement

Period	Minimum Consolidated EBITDA
Twelve-month period ending April 30, 2008	$27,000,000
Twelve-month period ending May 31, 2008	$20,500,000
Twelve-month period ending June 30, 2008	$21,500,000
Twelve-month period ending July 31, 2008	$22,500,000
Twelve-month period ending August 31, 2008	$23,000,000
Twelve-month period ending September 30, 2008	$26,000,000
Twelve-month period ending October 31, 2008	$26,000,000
Twelve-month period ending November 30, 2008	$26,500,000
Twelve-month period ending December 31, 2008	$16,750,000
Twelve-month period ending January 31, 2009	$17,500,000
Twelve-month period ending February 28, 2009	$18,000,000
Twelve-month period ending March 31, 2009	$18,500,000
Twelve-month period ending April 30, 2009	$19,250,000
Twelve-month period ending May 31, 2009	$21,250,000
Twelve-month period ending June 30, 2009	$22,000,000
Four fiscal quarters ending September 30, 2009	$23,000,000
Four fiscal quarters ending December 31, 2009	$24,000,000
Four fiscal quarters ending March 31, 2010	$24,500,000
Four fiscal quarters ending June 30, 2010 and each period of four fiscal quarters ending thereafter	$25,500,000”

Changes to Revolving Credit Facility

The maximum amount available to us under the revolving credit facility of the first lien credit agreement was reduced by amendment from $10 million to $7.25 million. In addition, following the effective date of the amendment to the first lien credit agreement, we are entitled to make only one request for a revolving credit loan unless the lenders, in their sole discretion, consent in writing to provide further revolving credit loans.

Fees Paid at Signing of the Amendments

In addition to any amounts previously paid or owing to the lenders, we were required to pay to the lenders an amendment fee in cash in the amount of $756,805.56 at the signing of the amendments. We were also required to pay an additional $190,480.93 in legal fees and consulting costs of the lenders in connection with the amendments.

Additionally, the amendments required that a 1% PIK fee be added to the outstanding principal of the revolving credit loans and term loans, as applicable, on the effective date of the amendment. This PIK amount totaled $1,513,611.10.

We paid Administrative Agency annual fees to Bank of America in the prorated amount of $11,749 for the period from May 15, 2008 to August 8, 2008, reflecting a temporary increase in the annual fee from $75,000 to $125,000. The Administrative Agency annual fee will revert back to $75,000 on August 8, 2009. We also paid costs of $5,071.28 to Banc of America Securities.

Provisions Regarding Deleveraging

The amendments require us to take steps to reduce the amount of our outstanding indebtedness, and in that regard, as previously disclosed in a Form 8-K filed on April 30, 2008, we have signed an agreement to sell all of the issued and outstanding stock of Sierra Medical Management, Inc. to Greater Midwest, a Nevada corporation, and of Sierra Primary Care Medical Group, A Medical Corporation, Antelope Valley Medical Associates, Inc. and Pegasus Medical Group, Inc. to Sierra Medical Group Holding Company, Inc., a California professional corporation. The lenders have consented to such sale, subject to our meeting certain conditions, including the requirement that the net cash proceeds from the sale be in an amount equal to at least $7 million and that 100% of the net cash proceeds be applied toward the prepayment of the term loans under our first lien credit agreement.

Item 3.01.                                              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)           On May 16, 2008 we received a letter from the American Stock Exchange because we did not file our Form 10-Q for the quarter ended March 31, 2008 by the May 15, 2008 deadline. The letter noted that the timely filing of such reports is a condition for our continued listing on the Exchange, as required by Sections 134 and 1101 of the Amex Company Guide. The letter stated that our failure to file the report on time is a material violation of our listing agreement with the Exchange. As a result, we remain subject to the continued listing procedures and requirements in Section 1009 of the Company Guide, and trading in our common stock will remain halted until all of our SEC filings are up-to-date.

We have previously submitted a plan to the Exchange setting forth our expected timetable for filing our fiscal 2007 Form 10-K, our Form 10-Q for the quarter ended December 31, 2007, and our Form 10-Q for the quarter ended March 31, 2008. The Exchange’s May 16 letter did not require us to submit an additional plan of compliance in relation to our March 31, 2008 Form 10-Q. As previously disclosed, we continue to expect to file our fiscal 2007 Form 10-K by the end of May 2008, and our first and second quarter 2008 Form 10-Q filings shortly thereafter, with full completion of all filings expected on or before June 16, 2008.

The Exchange’s letter reiterated that if we are not in compliance with the Exchange’s continued listing standards by July 28, 2008, or do not make progress consistent with our plan to regain compliance during the plan period, the staff of the Exchange may initiate delisting proceedings.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99.1	Press Release of Prospect Medical Holdings, Inc. dated May 16, 2008 regarding the amendment of our credit agreements
99.2	Press Release of Prospect Medical Holdings, Inc. dated May 21, 2008 regarding our receipt of an AMEX deficiency letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ MIKE HEATHER
Mike Heather, Chief Financial Officer

Dated: May 21, 2008